                                                                   July 17, 1997

TO THE SHAREHOLDER:

The Fund ended the quarter June 30, 1997 with a Net Asset Value of $20.99 per share. This represents a 1.8% increase from $20.61 per share at the end of the March 31, 1997 fiscal year and a 2.7 % increase from $20.44 per share at June 30, 1996.

In the table below, the performance of the Fund is compared to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:

                                             Total Return-Percentage Change in Net Asset Value
                                               Per Share with All Distributions Reinvested1
------------------------------------------------------------------------------------------------------------
                                     10 Years        5 Years        2 Years       1 Year         Quarter
                                    To 6/30/97     To 6/30/97     To 6/30/97    To 6/30/97     To 6/30/97
------------------------------------------------------------------------------------------------------------
1838 Bond Fund 2                      155.54%         49.18%         14.17%        10.69%          5.68%
Average of 18 Other
   Closed-End Bond Funds 2            143.46%         48.97%         15.97%        10.07%          4.30%
Salomon Bros. Bond Index 3            160.00%         50.56%         14.10%         9.33%          5.07%

   1 - This is historical information and should not be construed as indicative of any likely future performance.
   2 - Source:  Lipper Analytical Services Corporation.
   3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage backed securities.

The recent total return of the Fund is particularly gratifying as it comes on the heels of a modest dividend reduction. On June 19, 1997, the Board of Directors declared a dividend of $0.38 per share to shareholders of record on July 2, 1997, payable on August 5, 1997 with receipt of this report. As we discussed in previous shareholder reports, the primary reason for the reduction in income and dividend was an aggressive tender offer by the issuer of a high coupon bond held by the Fund. While recent results cannot be extrapolated into the future, management continues to believe that emphasis of longer term total return over shorter term income considerations is in the shareholders best interest.

The table below updates the portfolio quality of the Fund's assets.

                                          Percent of Total Investment (Standard & Poor's Ratings)
----------------------------------------------------------------------------------------------------------------
                            U.S. Treasuries,
                               Agencies &                                                   B and        Not
Period Ended                    AAA Rated     AA           A          BBB        BB         Lower       Rated
----------------------------------------------------------------------------------------------------------------
June 30, 1997                     20.2%      1.3%        32.0%       40.6%      5.2%        0.4%        0.3%
March 31, 1997                    22.3%      1.3%        31.9%       34.5%      9.3%        0.4%        0.3%
March 31, 1996                    31.4%      1.2%        26.2%       27.4%      9.6%        3.9%        0.3%
----------------------------------------------------------------------------------------------------------------

The most notable change in the Fund's portfolio quality has been the increase in BBB rated bonds and corresponding decrease in BB rated bonds. The Fund's performance has benefited from the improvement in corporate credit quality in terms of earnings and cash flow that is reflected in the rise in the stock market. The benefits to the Fund can be as diverse as upgrades in credit ratings which improve market prices for the securities held by the Fund or increased cash flow that is used for aggressive retirement of existing debt.

Bond prices have trended higher as yields have fallen in response to a combination of a slowdown in the economy from the robust 5.9% in the first quarter of 1997, very benign inflation numbers and the Federal Reserve Bank's decision not to raise interest rates at two recent meetings. We believe that the economy is neither as strong as the first quarter's rate nor as weak as current perception. Correspondingly, we do not believe that interest rates should be quite as high as the levels seen earlier in the year, nor quite as low as current levels.

The Board of Directors and Management of the Fund would like to thank all shareholders who voted their proxies at the recent Annual Meeting. Your continued support is greatly appreciated.


                                                  Sincerely,


                                                  /s/ John H. Donaldson
                                                  ----------------------------
                                                  John H. Donaldson
                                                  President

SCHEDULE OF NET ASSETS                                             JUNE 30, 1997
(unaudited)

                                                               Moody's/
                                                              Standard &
                                                                Poor's
                                                              Rating for
                                                                 Debt           Principal       Identified Cost         Value
                                                              Securities      Amount (000's)       (Note 2)            (Note 1)
                                                              ----------      --------------     --------------        --------
LONG TERM DEBT SECURITIES (97.19%)
ELECTRIC UTILITIES (9.16%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23     Ba2/BB$          1,800            $ 1,662,876        $ 1,856,250
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ...........    Baa2/BBB         2,000              2,062,500          2,072,500
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26 ..................      A2/A+          1,550              1,475,994          1,641,063
Niagara Mohawk Power, 8.75%, 04/01/22 ......................     Ba3/BB-         1,000              1,028,220            994,825
Quezon Power Limited, 8.86%, 06/15/17.......................     BA1/BB+           500                500,000            500,000
                                                                                                  -----------        -----------
                                                                                                    6,729,590          7,064,638
                                                                                                  -----------        -----------
FINANCIAL (14.40%)
Chrysler Financial Corp., Notes, 12.75%, 11/01/99 ..........      A3/A           1,000              1,090,125          1,133,750
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 ..      A1/A-          2,000              2,012,070          2,007,500
FBS Capital I, Capital Securities, 8.09%, 11/15/26 .........     A2/BBB+         2,000              1,993,370          2,015,000
HSBC America Capital II, Capital Securities, 8.38%, 05/15/27     A3/BBB+         2,000              2,042,690          2,017,500
JPM Capital Trust II, Capital Securities, 7.95%, 02/01/27 ..     Aa2/AA-         1,000                986,950          1,002,500
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 ..........    Ba1/BBB-         1,000              1,150,640          1,081,870
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..........    Ba1/BBB-         1,500              1,634,965          1,843,650
                                                                                                  -----------        -----------
                                                                                                   10,910,810         11,101,770
                                                                                                  -----------        -----------
INDUSTRIAL & MISCELLANEOUS (37.73%)
ADT Operations, Sr. Notes, 9.25%, 08/01/03 .................     Ba3/BB+           500                520,625            535,000
Chiquita Brands, Sr. Notes, 10.25%, 11/01/06 ...............      B1/B+            250                255,625            266,250
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 .............    Baa2/BBB-        1,000              1,059,240          1,101,250
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .........    Baa1/BBB+        2,000              2,157,020          2,177,500
K N Energy Inc., Debs., 8.75%, 10/15/24 ....................     A3/BBB+         1,150              1,263,799          1,219,000
Mark IV Industries, Inc., Debs., 7.75%, 04/01/06 ...........     Ba2/BB+           500                462,650            494,375
May Department Stores Co., Debs., 10.75%, 06/15/18 .........      A2/A             150                154,385            159,150
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/95 ....    Baa3/BBB         1,000                898,540            943,750
News America Holdings Inc., Gtd. Debs., 10.125%, 10/15/12 ..    Baa3/BBB         2,050              2,163,503          2,321,625
North Dakota State Muni. Bond Bank, Water Sys. Rev., 10.50%,
   04/01/14 ................................................     Aaa/AAA         1,000              1,159,780          1,060,000
Owens Corning Fiberglas, Debs., 9.375%, 06/01/12 ...........    Baa3/BBB-        1,690              1,777,510          1,871,675
Philip Morris Deb., 7.75%, 01/15/2027 ......................      A2/A           3,000              3,007,020          2,932,500
Rohm & Haas Co., Notes, 9.50%, 04/01/21 ....................      A1/A           1,500              1,494,375          1,653,750
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 .......     Baa1/A-         2,000              1,990,780          1,912,500
Texaco Capital Inc., Debs., 7.50%, 03/01/43 ................      A1/A+          2,000              1,977,920          1,962,500
Time Warner Inc., Debs., 9.15%, 02/01/23 ...................    Ba1/BBB-         3,000              3,159,700          3,296,250
TRW Inc., Notes, 9.25%, 12/30/11 ...........................      A2/A             275                326,312            321,406
TRW Inc., Notes, 9.375%, 04/15/21 ..........................      A2/A             303                320,893            363,600
Union Camp Corp., Debs., 9.25%, 02/01/11 ...................      A1/A-          1,500              1,486,305          1,730,625
Western Atlas Inc., Debs., 8.55%, 06/15/24 .................      A3/A-          2,539              2,651,998          2,770,684
                                                                                                  -----------        -----------
                                                                                                   28,287,980         29,093,390
                                                                                                  -----------        -----------

TELEPHONE & COMMUNICATIONS (6.61%)
Contintental Cablevision, 9.50%, 08/01/13 ..................    Baa2/BBB+        1,000              1,120,000          1,132,500
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 .......    Ba1/BBB-         2,000              1,991,940          2,081,350
TCI Communications, Inc., Sr. Debs., 8.75%, 02/15/23 .......    Ba1/BBB-         1,000              1,083,180            998,585
U.S. West Communications, Debs., 6.875%, 09/15/33 ..........      Aa3/A          1,000                896,920            886,250
                                                                                                  -----------        -----------
                                                                                                    5,092,040          5,098,685
                                                                                                  -----------        -----------

                       See notes to financial statements.

SCHEDULE OF NET ASSETS -- continued                                JUNE 30, 1997
(unaudited)

                                                               Moody's/
                                                              Standard &
                                                                Poor's
                                                              Rating for
                                                                 Debt           Principal       Identified Cost         Value
                                                              Securities      Amount (000's)       (Note 2)            (Note 1)
                                                              ----------      --------------     --------------        --------
TRANSPORTATION (11.78%)
AMR Corp., Debs., 10.00%, 04/15/21 .........................    Baa3/BBB-     $  2,000            $ 2,148,940        $ 2,447,150
Auburn Hills Trust, Gtd. Exchangeable Ctfs., 12.00%, 05/01/20     A3/A           1,000              1,000,000          1,485,825
Ford Holdings, Gtd. Debs., 9.375%, 03/01/20 ................      A1/A+          1,000              1,117,790          1,181,250
Ford Motor Co., Debs., 8.875%, 01/15/22 ....................      A1/A+          1,500              1,480,350          1,713,750
Greater Orlando Aviation Auth., 8.20%, 10/01/12 ............     Aaa/AAA           500                551,875            541,875
Missouri Pacific Railroad, Income Debs., 5.00%, 01/01/45        Baa3/BBB         1,122                692,960            673,200
Union Pacific Co., Debs., 8.625%, 05/15/22 .................    Baa2/BBB         1,000              1,062,430          1,041,250
                                                                                                  -----------        -----------
                                                                                                    8,054,345          9,084,300
                                                                                                  -----------        -----------
MORTGAGE BACKED SECURITIES (6.22%)
FNMA Pool # 313411, 7.00%, 03/01/04.........................      NR/NR          1,960              1,982,873          1,967,560
GNMA Pool #780374, 7.50%, 12/15/23 .........................      NR/NR            890                882,893            896,104
GNMA Pool #417239, 7.00%, 02/15/26 .........................      NR/NR          1,966              1,994,348          1,931,064
                                                                                                  -----------        -----------
                                                                                                    4,860,114          4,794,728
                                                                                                  -----------        -----------
U.S. GOVERNMENT & AGENCIES (11.29%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ......................      NR/NR          1,600              2,120,750          2,017,792
U.S. Treasury Bonds, 7.875%, 02/15/21 ......................      NR/NR          2,900              2,888,219          3,232,340
U.S. Treasury Bonds, 8.125%, 08/15/21 ......................      NR/NR          1,000              1,016,406          1,144,790
U.S. Treasury Bonds, 6.25%, 08/15/23 .......................      NR/NR          2,500              2,271,328          2,314,074
                                                                                                  -----------        -----------
                                                                                                    8,296,703          8,708,996
                                                                                                  -----------        -----------
TOTAL LONG TERM DEBT SECURITIES.............................                                       72,231,582         74,946,507
                                                                                                  -----------        -----------

                                                                                Shares
                                                                                ------
INVESTMENT COMPANIES (0.30%)
High Yield Plus Fund .......................................      NR/NR         25,000                167,178            229,687
                                                                                                  -----------        -----------

TOTAL INVESTMENTS (97.49%) .................................                                      $72,398,760*       $75,176,194
                                                                                                  ===========

OTHER ASSETS AND LIABILITIES (2.51%)........................                                                           1,934,049
                                                                                                                     -----------

NET ASSETS (100.00%)........................................                                                         $77,110,243
                                                                                                                     ===========


* The cost for Federal income tax purposes was $72,503,135. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $3,600,493, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $927,434.

                       See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (unaudited)
June 30, 1997

Assets:
    Investments in securities at value (identified cost $72,398,760) (Note 1)...                     $75,176,194
    Cash........................................................................                       2,278,107
    Interest receivable.........................................................                       1,574,426
    Dividends receivable........................................................                          43,759
    Prepaid expenses............................................................                           7,974
                                                                                                     -----------
       TOTAL ASSETS.............................................................                      79,080,460
                                                                                                     -----------

Liabilities:
    Dividends payable ..........................................................                       1,395,838
    Securities purchased payable................................................                         500,000
    Accrued expenses payable....................................................                          74,379
                                                                                                     -----------
       TOTAL LIABILITIES .......................................................                       1,970,217
                                                                                                     -----------

Net Assets: (equivalent to $20.99 per share based on 3,673,258 shares of capital
    stock outstanding) .........................................................                     $77,110,243
                                                                                                     ===========

NET ASSETS consisted of:
    Capital paid-in.............................................................                     $76,078,400
    Distributions in excess of net investment income ...........................                      (1,508,133)
    Accumulated net realized loss ..............................................                        (237,458)
    Net unrealized appreciation of investments..................................                       2,777,434
                                                                                                     -----------
                                                                                                     $77,110,243
                                                                                                     ===========

STATEMENT OF OPERATIONS (unaudited)
For the three months ended June 30, 1997

Investment Income:
    Interest....................................................................                      $1,498,301
    Dividends...................................................................                          48,882
                                                                                                     -----------
       Total Investment Income .................................................                       1,547,183
                                                                                                     -----------
Expenses:
    Investment advisory fees (Note 4)...........................................       $108,929
    Transfer agent fees.........................................................         13,692
    Insurance...................................................................          1,134
    Directors' fees and expenses................................................          6,731
    Audit fees..................................................................          6,021
    State and local taxes.......................................................          5,961
    Legal fees and expenses.....................................................          6,180
    Reports to shareholders.....................................................          5,427
    Custodian fees..............................................................          1,188
    Miscellaneous...............................................................         10,332
                                                                                       --------
       Total Expenses...........................................................                         165,595
                                                                                                     -----------
          Net Investment Income ................................................                       1,381,588
                                                                                                     -----------

Realized and unrealized gain (loss) on investments (Note 1):
    Net realized loss from security transactions................................                        (177,266)
    Unrealized appreciation (depreciation) of investments:
       Beginning of period .....................................................       (235,973)
       End of period ...........................................................      2,777,434
                                                                                      ---------
          Change in unrealized appreciation of investments......................                       3,013,407
                                                                                                     -----------
              Net realized and unrealized gain on investments...................                       2,836,141
                                                                                                     -----------
              Net increase in net assets resulting from operations..............                     $ 4,217,729
                                                                                                     ===========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Three Months Ended
                                                                                   June 30, 1997      Year Ended
Increase (decrease) in net assets;                                                         (unaudited)     March 31, 1997
                                                                                ------------------- --------------
Operations:
    Net investment income.......................................................     $1,381,588       $5,547,419
    Net realized loss from security transactions (Note 2).......................       (177,266)         (60,192)
    Change in unrealized appreciation (depreciation) of investments.............      3,013,407       (1,719,346)
                                                                                    -----------      -----------

    Net increase in net assets resulting from operations........................      4,217,729        3,767,881
                                                                                    -----------      -----------

Dividends to shareholders from net investment income............................     (1,381,588)      (5,547,419)
Dividends to shareholders in excess of net investment income....................     (1,446,821)         (61,312)
Distributions to shareholders from tax return of capital........................              0         (119,660)
                                                                                    -----------      -----------
                                                                                     (2,828,409)      (5,728,391)
                                                                                    -----------      -----------

Capital share transactions:
    Net asset value of shares issued to shareholders in reinvestment of dividends
       from net investment income (Note 5)......................................              0          100,233
                                                                                    -----------      -----------
    Increase (decrease) in net assets...........................................      1,389,320       (1,860,277)

Net Assets:
    Beginning of period.........................................................     75,720,923       77,581,200
                                                                                    -----------      -----------
    End of period...............................................................    $77,110,243      $75,720,923
                                                                                    ===========      ===========

     =======================================================================
                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN
      1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed First Chicago Trust Company of New York to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.
     =======================================================================

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                     Three Months Ended                   Year Ended March 31,
                                                       June 30, 1997       ------------------------------------------------
                                                         (unaudited)         1997      1996      1995      1994       1993
                                                         -----------         ----      ----      ----      ----       ----
Per Share Operating Performance
Net asset value, beginning of period..............         $20.61           $21.15    $20.64    $21.45    $22.27     $21.39
                                                           ------           ------    ------    ------    ------     ------
   Net investment income..........................           0.38             1.51      1.58      1.58      1.61       1.68
   Net realized and unrealized gain (loss) on
       investments................................           0.77            (0.49)     0.61     (0.67)    (0.68)      1.36
                                                           ------           ------    ------    ------    ------     ------
Total from investment operations..................           1.15             1.02      2.19      0.91      0.93       3.04
                                                           ------           ------    ------    ------    ------     ------
Less distributions
   Dividends from net investment income...........          (0.38)           (1.51)    (1.58)    (1.58)    (1.73)     (1.84)
   Dividends in excess of net investment income......       (0.39)           (0.02)     0.00     (0.01)     0.00       0.00
   Distributions from net realized gain..............        0.00             0.00     (0.06)     0.00      0.00      (0.32)
   Distributions in excess of net realized gain......        0.00             0.00      0.00      0.00     (0.02)      0.00
   Distributions from return of capital...........           0.00            (0.03)    (0.04)    (0.13)     0.00       0.00
                                                           ------           ------    ------    ------    ------     ------
Total distributions...............................          (0.77)           (1.56)    (1.68)    (1.72)    (1.75)     (2.16)
                                                           ------           ------    ------    ------    ------     ------
Net asset value, end of period ...................         $20.99           $20.61    $21.15    $20.64    $21.45     $22.27
                                                           ======           ======    ======    ======    ======     ======
Per share market price, end of period ............         $19.88           $19.75    $21.25    $20.13    $21.13     $24.75
                                                           ======           ======    ======    ======    ======     ======

Total Investment Return
   Based on market value..........................          4.56%             0.28%     13.91%     3.41%   (7.72)%      18.91%

Ratios/Supplemental Data
   Net assets, end of period (in 000's)...........        $77,110           $75,721    $77,581   $75,384   $78,120     $73,595
   Ratio of expenses to average net assets
        (does not include loan interest expenses).         0.87%*             0.87%      0.86%     0.86%     0.92%       0.91%
   Ratio of net investment income to average net
        assets                                             7.23%*             7.27%     7.37%     7.83%       7.11%      7.95%
   Portfolio Turnover.............................        35.59%*            32.83%     43.25%    35.38%    18.91%      68.56%

Number of shares outstanding at end of
   period (in 000's)..............................         3,673              3,673      3,668     3,653     3,642       3,304
Amount of bank loans outstanding at end
   of period (in 000's)...........................            $0                 $0         $0        $0        $0          $0
Average amount of bank loans outstanding
   during the period (in 000's)...................            $0                 $0         $0        $0        $0         $46
Amount of maximum month-end bank loans
   during the period (in 000's)...................            $0                 $0         $0        $0        $0          $0
Average amount of bank loans per share
   during the period .............................         $0.00              $0.00      $0.00     $0.00     $0.00       $0.01
Weighted average interest rate of bank loans
   during the period .............................         0.00%               0.00%      0.00%     0.00%     0.00%       6.31%

* Annualized

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At June 30, 1997, the Fund had invested 97.19% of its portfolio in long-term debt obligations of issuers engaged in electric utilities, financial, telephone and communications, transportation, industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a net tax basis capital loss carry-forward of approximately $17,000 as of March 31, 1997, which may be applied against any realized net capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carry-forward expires on March 31, 2005.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the three months ended June 30, 1997:

                                                             Proceeds
                                            Cost of         from Sales
                                           Purchases      or Maturities
                                           ---------      -------------

      Long Term Debt Securities.......    $6,721,145         $6,331,851
      Other Securities................            $0         $1,900,000

Note 3 -- Capital Stock -- At June 30, 1997, there were 10,000,000 shares of capital stock ($1.00 par value) authorized.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, L.P., advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor or its corporate general partner, 1838 Investment Advisors, Inc. None of the directors so affiliated receives compensation for his services as a director of the Fund. Similarly, none of the Fund's officers receives compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestments -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share, however, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the three month period ended June 30, 1997, the Fund issued no shares under this plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commisions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commisions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.


   =========================================================================
           HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
     Contact Your Transfer Agent, First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498
   =========================================================================

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                                       11

                                   DIRECTORS
                              -------------------
                                W. THACHER BROWN
                              JOHN GILRAY CHRISTY
                               JOHN H. DONALDSON
                               MORRIS LLOYD, JR.
                              JOHN J. McELROY, III
                               J. LAWRENCE SHANE

                                    OFFICERS
                              -------------------
                               JOHN H. DONALDSON
                                   President
                               ANNA M. BENCROWSKY
                                 Vice President
                                  and Secretary
                                 MARCIA ZERCOE
                                 Vice President
                               RHONDA L. McNAVISH
                            Assistant Vice President

                               INVESTMENT ADVISOR
                              -------------------
                         1838 INVESTMENT ADVISORS, L.P.
                    FIVE RADNOR CORPORATE CENTER, SUITE 320
                              100 MATSONFORD ROAD
                                RADNOR, PA 19087

                                   CUSTODIAN
                              -------------------
                       REPUBLIC NATIONAL BANK OF NEW YORK
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018

                                 TRANSFER AGENT
                              -------------------
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                 P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500

                                    COUNSEL
                              -------------------
                     STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                              -------------------
                            COOPERS & LYBRAND L.L.P.
                            2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103

                                      1838

                          BOND--DEBENTURE TRADING FUND

                              -------------------

                          FIVE RADNOR CORPORATE CENTER,

                                   SUITE 320

                              100 MATSONFORD ROAD

                                RADNOR, PA 19087

                                     [LOGO]

                                Quarterly Report

                                 June 30, 1997